Accounts and Notes Receivable - Trade, Net	12 Months Ended
Dec. 31, 2015
Receivables [Abstract]
Accounts and Notes Receivable - Trade, Net
Note 10. Accounts and Notes Receivable—Trade, Net
	December 31, 2015	December 31, 2014
Accounts receivable–trade, net(1)	$757	$746
VAT, GST and other taxes(2)	68	62
Leases receivable–current	13	12
Other receivables(3)	21	26
Total	$859	$846

(1)	Accounts receivable–trade is net of allowances of $4 and $4 as of December 31, 2015 and 2014, respectively. Allowances are equal to the estimated uncollectible amounts.
(2)	Value Added Tax (VAT) and Goods and Services Tax (GST).
(3)	Other receivables consist of notes receivable, advances and other deposits.

Accounts and notes receivable are carried at amounts that approximate fair value. Bad debt expense was less than $1 for the year ended December 31, 2015, and $1 and $2 for the years ended December 31, 2014 and 2013, respectively.
Direct Financing Leases
At two of its facilities in the United States (Borderland and Morses Mill), Chemours has constructed fixed assets on land that it leases from third parties. Management has analyzed these arrangements and determined these assets represent a direct financing lease, whereby Chemours is the lessor of this equipment. Chemours has recorded leases receivable of  $138 and $149 at December 31, 2015 and 2014, respectively, which represent the balance of the minimum future lease payments receivable. The current portion of leases receivable is included in accounts and notes receivable–trade, net, as shown above. The long-term portion of leases receivable is included in other assets, as shown in Note 14. Management has evaluated the realizable value of these leased assets and determined no impairment existed at December 31, 2015 or December 31, 2014. There is no estimated future residual value of these leased assets.